American Century Variable Portfolios, Inc. Statement of Additional Information (SAI) Supplement

Supplement dated February 26, 2013 ¡ SAI dated May 1, 2012

The following is added to the Accounts Managed table in the Portfolio Managers section on pages 47-48 of the SAI.

Accounts Managed (As of December 31, 2011)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Chad Baumler(13)	Number of Accounts	3	2	1
	Assets	$3.6 billion(14)	$509.9 million	$141.2 million

13	Information is provided as of February 21, 2013.

14	Includes $814.4 million in VP Value.

The following replaces the Ownership of Securities section on page 51 of the SAI.

Ownership of Securities

As of December 31, 2011, the funds’ most recent fiscal year end, none of the portfolio managers beneficially owned shares of the fund they manage. As of February 15, 2012, Brian Woglom did not beneficially own shares of VP Mid Cap Value. As of February 21, 2013, Chad Baumler did not beneficially own shares of VP Value. These portfolio managers serve on investment teams that oversee a number of funds in the same broad investment category and are not expected to invest in each such fund.

©2013American Century Proprietary Holdings, Inc. All rights reserved.

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